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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2006

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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                000-50302                    16-1633636
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(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
 Incorporation or Organization)    File Number)              Identification No.)



       5 REGENT STREET, SUITE 520
         LIVINGSTON, NEW JERSEY                                    07039
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(Address of Principal Executive Offices)                         (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   973-422-9644





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 3, 2006, the Company announced, via press release, the Company's financial results for the fiscal year ended December 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.





ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

              (d)   Exhibits

                    99.1 Press release dated April 3, 2006 entitled "Trey Resources Reports Record Revenue of $4,180,075 for 2005".





                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TREY RESOURCES, INC.


                                     By: /s/ Mark Meller
                                         ---------------------------------
                                         Mark Meller
                                         President, Chief Executive Officer and
                                         Principal Accounting Officer

Date:      April 6, 2006





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                                INDEX OF EXHIBITS


99.1 Press release dated April 3, 2006 entitled "Trey Resources Reports Record Revenue of $4,180,075 for 2005".





























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